                             AGREEMENT TO EXTEND
               AVIONICS PERSONAL PROPERTY ASSET TRANSFER DATE
                           DATED: AUGUST 29, 1997

        AlliedSignal Avionics, Inc., a Kansas corporation ("Avionics"), AlliedSignal Inc., a Delaware corporation operating through its Aerospace Equipment Systems Business Unit ("AES"), and EFTC Corporation, a Colorado corporation ("EFTC") hereby agree to the following in connection with that certain Master Agreement Regarding Asset Purchase and Related Transactions dated July 15, 1997 (the "Master Agreement"), as amended by that certain First Amendment to Master Agreement Regarding Asset Purchase and Related Transactions and that certain Second Amendment to Master Agreement Regarding Asset Purchase and Related Transactions ("Second Amendment"):

        1.      Personal Property Transfer.   The Avionics Personal Property
Transfer Date shall be extended until September 5, 1997, unless otherwise agreed to in writing by the parties, and all other obligations to occur upon the Avionics Personal Property Transfer Date are extended until such date, unless otherwise agreed to in writing by the parties.

        2. Use of Personal Property. The short term Equipment License between Avionics and EFTC shall also be extended until September 5, 1997 unless otherwise agreed to in writing by the parties.

        3. Intellectual Property License. The License Agreement between AlliedSignal Technologies Inc. and EFTC with respect to the Avionics Technical Data and Technical Information, as defined therein, will not be effective until the Avionics Personal Property Transfer Date, as extended, including, but not limited to, the provisions of such agreement regarding the right of EFTC to use the Avionics Technical Data and Technical Information and the payment obligations of EFTC with respect thereto. In the interim, AlliedSignal, Inc. will cause AlliedSignal Technologies Inc. to grant to EFTC a temporary license to use the Avionics Technical Data and Technical Information for the limited purpose of performing its obligations under the Master Agreement at the Ft. Lauderdale, Florida site.

        4. Deferment of Payment to be made August 29, 1997. The parties agree that the deferred portion of the purchase price for the Avionics Raw Materials Inventory and Avionics Work In Process Inventory payable on August 29, 1997, shall be deferred until and payable on the Avionics Personal Property Transfer Date, as extended.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


                                  AlliedSignal Avionics, Inc.,
                                  a Kansas corporation

                                  By:     /s/ W. Tim Bibens
                                     ----------------------------------------
                                          W. Tim Bibens
                                  Title:  Subcontracts Program Manager

                                  AlliedSignal Inc., a Delaware corporation, operating through its Aerospace Equipment Systems Business Unit

                                  By:     /s/ John DeRusso
                                     ----------------------------------------
                                          John DeRusso
                                  Title:  Materials Program Manager

                                  EFTC Corporation,
                                  a Colorado corporation

                                  By:     /s/ Augie P. Bruehlman
                                     ----------------------------------------
                                          Augie P. Bruehlman
                                  Title:  Chief Administrative Officer

                                  AlliedSignal Technologies, Inc.,

                                  By:     /s/ Gaylord P. Haas
                                     ----------------------------------------
                                          Gaylord P. Haas
                                  Title:  Vice President




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